abrdn ETFs
(the “Trust”)

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
(“BCIM” or the “Fund”)

Supplement dated November 7, 2025 to the Fund’s Statutory Prospectus and
Statement of Additional Information, each dated May 1, 2025

After careful consideration, at the recommendation of abrdn Inc., the Fund’s investment adviser, the Board of Trustees of abrdn ETFs has approved the liquidation and termination of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about December 5, 2025 (the “Liquidation Date”).

The last day of trading of shares of the Fund on the NYSE Arca, Inc. will be December 3, 2025 (the “Last Trading Date”). Between the Last Trading Date and the Liquidation Date, shareholders will not be able to purchase or sell Fund shares in the secondary market. Prior to the Last Trading Date, shareholders may continue to purchase and sell Fund shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions. For shareholders that still hold Fund shares after the market close on the Last Trading Date, Fund shares will be redeemed for cash automatically in an amount equal to the shares’ net asset value as of the close of business on the Liquidation Date, which will reflect the costs of closing the Fund.

In anticipation of the liquidation of the Fund, the Fund will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, all or a portion of the Fund may not be invested in a manner consistent with the Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective. In light of the expiration date of certain commodity futures contracts held through the Fund’s subsidiary, the Fund anticipates that it will liquidate its portfolio securities on or about November 25, 2025. The Fund will close to new investments and will not accept purchase orders for creation units on or about November 24, 2025.

The liquidating distribution amount will include any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The liquidating cash distribution to Fund shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Please retain this Supplement for future reference.